UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-0234
Seligman Common Stock Fund, Inc.
(Exact name of Registrant as specified in charter)
734 Ameriprise Financial Center
Minneapolis, Minnesota 55474
(Address of principal executive offices) (Zip code)
Lawrence P. Vogel
100 Park Avenue
New York, New York 10017
(Name and address of agent for service)
Registrant’s telephone number, including area code: (212) 850-1864

Date of fiscal year end:	12/31

Date of reporting period:	12/31/08

FORM N-CSR
ITEM 1.	REPORTS TO STOCKHOLDERS.

Seligman
Common Stock Fund, Inc.

Annual Report
December 31, 2008

Seeking Total Return
Through a Combination
of Capital Appreciation
and Current Income

Table of Contents

Interview With Your Portfolio Manager	4
Performance Overview	6
Portfolio Overview	9
Understanding and Comparing Your Fund’s Expenses	13
Portfolio of Investments	14
Statement of Assets and Liabilities	23
Statement of Operations	24
Statements of Changes in Net Assets	25
Notes to Financial Statements	26
Financial Highlights	36
Report of Independent Registered Public Accounting Firm	42
Matters Relating to the Directors’ Consideration of the Approval of the Investment Management Services Agreement	43
Proxy Results	48
Directors and Officers	49
Required Federal Income Tax Information	52
Additional Fund Information	53

Interview With Your Portfolio Manager

Note: In conjunction with the acquisition of the Fund’s previous investment manager by RiverSource Investments, LLC, the team responsible for the Fund’s management was changed in November 2008 from the Seligman Core/Growth Investment Team to the RiverSource Disciplined Equity and Asset Allocation Team.

Q.	How did Seligman Common Stock Fund perform for the year ended December 31, 2008?

A.	For the one year ended December 31, 2008, Seligman Common Stock Fund posted a total return, based on the net asset value of Class A shares of –44.6%. In comparison, the Fund’s benchmark, the S&P 500 Index, returned –37.0%, and the Fund’s peers, as measured by the Lipper Multi-Cap Core Funds Average, returned –38.8%.

Q.	What market conditions and economic factors materially impacted the Fund’s investment results during the year?

A.	Weak economic data points released in January in manufacturing, employment, and retail sales fueled fears of global recession and sparked a sharp sell-off in equities. The credit freeze continued as growth slowed and banks and brokers reined in capital as the financial system continued to absorb losses related to subprime debt. The combined crises in housing, the credit market, and the economy spurred an activist Federal Reserve Board (the Fed) and the Administration to take unprecedented steps to shore up the economy.

The liquidity crisis reached its peak in March when the Fed intervened to facilitate the sale of investment bank Bear Stearns to JPMorgan Chase. Bear Stearns, an 85-year-old financial institution, was highly leveraged and after losing access to capital, was on the brink of insolvency.

Seeking to contain the damage and shore up the financial system, the Fed stepped in and engineered the sale of the troubled investment bank. The Administration and Congress were similarly proactive in addressing the crisis. In addition to enacting a $160 billion fiscal stimulus program, the cap on mortgages that Fannie Mae and Freddie Mac can acquire and guarantee was raised in an effort to support home purchases.

The Fed reacted to the weakening economic outlook with a federal funds target rate cut in January, made between the Fed’s regular meetings, followed by three additional decreases during the period. As the Fed moved, however, concerns of inflation grew and the dollar weakened. As the dollar weakened, commodities rallied and stock prices continued to decline. At the end of June, oil prices had reached north of $140 per barrel. The resultant impact was a slowing of consumer spending and the economy itself. Commodity prices reversed course in June, essentially giving back gains earned earlier in the fiscal year. Investors were largely driven out of commodities and commodity-related stocks that had performed well earlier in the period, in search of more defensive positions.

In September we witnessed the unfolding of several unprecedented events that affected markets on a global scale. Fannie Mae and Freddie Mac were put into conservatorship. On September 15, Lehman Brothers filed for bankruptcy. The ripple effects of the failing of this 158-year old investment bank were widespread. Several cash management funds with exposure to Lehman debt suffered, with the net asset value of the Reserve Primary Fund falling below $1 per share — “breaking the buck.” Credit markets across the globe froze up, which had a significant implication on markets as a whole. Investors started focusing more on higher quality stocks. The stock of any company with a fair amount of debt on its balance sheet suddenly became a question mark to investors.

The downgrading of AIG’s credit rating led to a liquidity crisis (its stock price suffered a 95% decline on September 16, 2008) that ended in the largest government bailout of a company in US history. Merrill Lynch quickly sold itself to Bank of

Interview With Your Portfolio Manager

America, and commercial banks WAMU and Wachovia were quickly sold to JPMorgan Chase and Wells Fargo, respectively.

Personal consumption in the US contracted for the first time in almost two decades during the third quarter of 2008. With mounting job losses, tighter credit conditions, and a significantly amplified level of household debt, the resulting recession has been much deeper than we have experienced in quite some time. The US consumer accounts for approximately two-thirds of the US economy. When the consumer retrenches, as they did during 2008, the resulting impact on the economy as a whole is tremendous.

Q.	What investment strategies and techniques materially impacted the Fund’s investment results during the year?

A.	Information technology was the Fund’s largest sector weighting during the year and was the Fund’s largest overweight, relative to its benchmark. The sector was among the poorer performing areas of the benchmark during the year and a combination of stock selection and sector allocation led the Fund’s investment results within the sector to lag those of the benchmark. A scale-back in the Fund’s allocation to the sector was initiated late in the year.

The area that had the largest negative impact on the Fund’s investment results, as compared to the benchmark, was the materials sector. The sector accounted for a modest portion (less than 5%) of the Fund’s and benchmark’s allocation. The Fund underperformed the benchmark in the sector by a wide margin, due primarily to stock selection. Stock selection was also notably detrimental in the financials, consumer staples, and consumer discretionary sectors.

Stock selection was the strongest in the health care sector. The Fund’s overweight in the sector also aided its performance, as health care was among the better performing areas of the benchmark during the year. From an allocation perspective, the Fund’s underweightings in the financials and industrials sectors benefited relative performance, as these sectors were among the benchmark’s bottom performing areas.

Holdings that aided the Fund’s investment results during the year included Allstate (insurance), Pfizer (pharmaceuticals), Gilead Sciences (biotechnology), and Wal-Mart Stores (food and staples retailing). Holdings that detracted from the Fund’s investment results included CIGNA (health care providers and services), Smurfit-Stone Container (containers and packaging), Bank of America (diversified financial services), and Comverse Technology (communications equipment). By year-end, the Fund’s position in Comverse Technology had been eliminated.

The views and opinions expressed are those of the Portfolio Manager(s), are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

Performance Overview

This section of the report is intended to help you understand the performance of Seligman Common Stock Fund and to provide a summary of the Fund’s portfolio characteristics.

Performance data quoted in this report represents past performance and does not guarantee or indicate future investment results. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns of the Fund (except for Class I shares) as of the most recent month end will be available at www.seligman.com1 by the seventh business day following that month end. Calculations assume reinvestment of distributions, if any. Performance data quoted does not reflect the deduction of taxes that an investor may pay on distributions or the redemption of Fund shares.

The chart on page 7 compares $10,000 hypothetical investments made in Class A shares, with and without the initial 5.75% maximum sales charge and in Class B shares, without contingent deferred sales charge (“CDSC”), to a $10,000 investment made in the Standard and Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), for the ten-year period ended December 31, 2008. The ten-year return for Class B shares reflects automatic conversion to Class A shares approximately eight years after their date of purchase. The performance of Class C, Class I and Class R shares, which commenced on later dates, and of Class A and Class B shares for other periods, with and without applicable sales charges and CDSCs, is not shown in the chart but is included in the total returns table that follows the chart. The performance of Class C, Class I and Class R shares will differ from the performance shown for Class A and Class B shares, based on the differences in sales charges and fees paid by shareholders.

Returns for Class A shares are calculated with and without the effect of the initial 5.75% maximum sales charge that became effective on January 7, 2008. Returns for Class B shares are calculated with and without the effect of the maximum 5% CDSC, charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class C and Class R shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of purchase. Returns for Class C shares would have been lower for periods prior to June 4, 2007 if the 1% initial sales charge then in effect was incurred. On May 16, 2008, Class D shares of the Fund were converted to Class C shares at their respective net asset values. Effective at the close of business on May 16, 2008, Class D shares are no longer offered by the Fund. Class I shares do not have sales charges, and returns are calculated accordingly.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

1	The website reference is an inactive textual reference and information contained in or otherwise accessible through the website does not form a part of this report or the Fund’s prospectuses or statement of additional information.

Performance Overview

Investment Results
Total Returns
For Periods Ended December 31, 2008

		Average Annual
					Class C	Class I	Class R
					Since	Since	Since
	Six	One	Five	Ten	Inception	Inception	Inception
	Months*	Year	Years	Years	5/27/99	11/30/01	4/30/03

Class A

With Sales Charge	(39.26)%	(47.76)%	(7.57)%	(6.62)%	n/a	n/a	n/a

Without Sales Charge	(35.57)	(44.56)	(6.46)	(6.06)	n/a	n/a	n/a

Class B

With CDSC†	(38.88)	(47.65)	(7.48)	n/a	n/a	n/a	n/a

Without CDSC	(35.79)	(45.02)	(7.17)	(6.63)††	n/a	n/a	n/a

Class C

With 1% CDSC	(36.37)	(45.51)	n/a	n/a	n/a	n/a	n/a

Without CDSC	(35.75)	(44.98)	(7.16)	n/a	(7.26)%	n/a	n/a

Class I	(35.36)	(44.30)	(6.06)	n/a	n/a	(5.44)%	n/a

Class R

With 1% CDSC	(36.27)	(45.20)	n/a	n/a	n/a	n/a	n/a

Without CDSC	(35.65)	(44.67)	(6.68)	n/a	n/a	n/a	(2.77)%

Benchmarks**

Lipper Multi-Cap Core Funds Average	(31.60)	(38.81)	(2.61)	0.82	0.12	(0.96)	1.78

S&P 500 Index	(28.47)	(36.99)	(2.19)	(1.38)	(1.92)	(1.40)	1.67

See footnotes on page 8.

Performance Overview

Net Asset Value Per Share

	Class A	Class B	Class C	Class I	Class R

12/31/08	$6.02	$5.87	$5.88	$6.07	$6.04

6/30/08	9.72	9.48	9.49	9.79	9.75

12/31/07	11.44	11.17	11.18	11.53	11.47

*	Returns for periods of less than one year are not annualized.
**	The Lipper Multi-Cap Core Funds Average (“Lipper Average”) and the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”) are unmanaged benchmarks that assume reinvestment of all distributions and exclude the effect of fees, taxes and sales charges. The S&P 500 Index also excludes the effect of expenses. The Lipper Average measures the performance of funds, that, by portfolio practice, invest in a variety of market-capitalization ranges without concentrating 75% of their equity assets in any one market-capitalization range over an extended period of time. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index. The S&P 500 Index measures the performance of 500 of the largest US companies based on market capitalizations. Investors cannot invest directly in an average or index.
†	The CDSC is 5% if you sell your shares within one year of purchase and 2% for the five-year period.
††	The ten-year return for Class B shares reflects automatic conversion to Class A shares approximately eight years after their date of purchase.

Portfolio Overview

Diversification of Net Assets
December 31, 2008

				Percent of Net Assets
				December 31,
	Issues	Cost	Value	2008	2007

Common Stocks:

Aerospace and Defense	2	$780,180	$744,270	0.7	2.8

Air Freight and Logistics	1	307,962	334,087	0.3	0.5

Airlines	1	198,334	200,286	0.2	1.2

Auto Components	—	—	—	—	1.1

Automobiles	1	201,508	210,784	0.2	0.4

Beverages	3	3,153,815	3,242,929	3.2	—

Biotechnology	3	1,971,107	2,212,889	2.2	1.9

Building Products	1	208,091	269,045	0.3	—

Capital Markets	2	2,706,074	1,008,766	1.0	4.3

Chemicals	6	2,908,319	2,653,857	2.6	—

Commercial Banks	6	3,837,310	1,851,809	1.8	1.2

Commercial Services and Supplies	3	787,962	911,129	0.9	1.0

Communications Equipment	4	1,453,721	1,056,191	1.1	5.6

Computers and Peripherals	4	2,761,437	2,898,263	2.9	4.3

Construction and Engineering	—	—	—	—	1.2

Consumer Finance	1	249,267	235,284	0.2	1.1

Containers and Packaging	1	397,238	7,860	—	2.3

Distributors	1	196,996	190,928	0.2	—

Diversified Consumer Services	1	270,579	323,896	0.3	—

Diversified Financial Services	4	13,063,098	8,064,443	8.0	3.9

Diversified Telecommunication Services	3	463,546	484,565	0.5	2.4

Electric Utilities	3	1,959,871	1,510,042	1.5	0.7

Electrical Equipment	1	454,687	486,767	0.5	0.5

Electronic Equipment, Instruments and Components	2	407,961	436,343	0.4	—

Energy Equipment and Services	8	2,714,830	1,953,040	1.9	3.1

Food and Staples Retailing	3	10,129,029	5,878,281	5.8	2.3

Food Products	7	2,299,066	2,378,249	2.4	—

Gas Utilities	1	200,715	212,027	0.2	—

Health Care Equipment and Supplies	2	394,684	408,003	0.4	1.0

Health Care Providers and Services	4	1,849,802	1,079,517	1.1	1.7

Hotels, Restaurants and Leisure	—	—	—	—	0.9

Household Durables	8	1,645,911	1,852,760	1.8	—

Household Products	2	533,282	552,295	0.6	—

(Continued on page 10.)

Portfolio Overview

Diversification of Net Assets (continued)
December 31, 2008

				Percent of Net Assets
				December 31,
	Issues	Cost	Value	2008	2007

Common Stocks: (continued)

Independent Power Producers and Energy Traders	—	$—	$—	—	0.6

Industrial Conglomerates	2	1,231,609	1,142,911	1.1	2.5

Insurance	8	4,557,670	4,997,299	4.9	2.5

Internet Software and Services	2	1,477,894	433,322	0.4	2.3

IT Services	5	1,386,153	1,421,036	1.4	—

Leisure Equipment and Products	3	596,712	635,983	0.6	—

Life Sciences Tools and Services	—	—	—	—	0.6

Machinery	6	1,253,413	1,397,837	1.4	1.2

Media	5	2,377,846	2,434,475	2.4	2.7

Metals and Mining	5	1,669,178	1,319,989	1.3	2.2

Multi-Utilities	1	196,175	192,940	0.2	—

Multiline Retail	3	565,482	489,953	0.5	1.8

Oil, Gas and Consumable Fuels	24	15,859,315	13,294,691	13.1	9.5

Personal Products	1	195,940	226,627	0.2	—

Pharmaceuticals	8	14,238,097	13,262,822	13.1	5.4

Real Estate Investment Trusts	2	507,068	539,915	0.5	0.3

Road and Rail	5	4,763,281	4,579,497	4.5	—

Semiconductors and Semiconductor Equipment	7	3,694,706	3,098,987	3.1	3.5

Software	3	532,431	567,844	0.6	3.2

Specialty Retail	12	4,912,991	5,058,166	5.0	1.1

Textiles, Apparel and Luxury Goods	5	1,075,736	1,152,606	1.1	0.6

Tobacco	—	—	—	—	2.6

Trading Companies and Distributors	2	403,466	413,993	0.4	—

Wireless Telecommunication Services	1	216,909	155,116	0.2	1.6

Total Common Stocks	199	120,218,454	100,464,614	99.2	89.6

Options Purchased	7	1,168,949	22,647	—	1.0

Equity-Linked Notes	2	2,550,000	180,852	0.2	5.3

Other Short-Term Holding and Other Assets Less Liabilities	1	620,800	620,800	0.6	4.1

Net Assets	209	$124,558,203	$101,288,913	100.0	100.0

Portfolio Overview

Largest Industries†
December 31, 2008

Largest Portfolio Holdings††
December 31, 2008

		Percent of
Security	Value	Net Assets

Pfizer	$5,887,530	5.8

Wal-Mart Stores	5,351,711	5.3

Johnson & Johnson	4,490,720	4.4

Chevron	4,237,889	4.2

JPMorgan Chase	3,579,223	3.5

Bank of America	2,264,332	2.2

International Business Machines	2,236,468	2.2

Home Depot	2,153,981	2.1

Citigroup	2,144,838	2.1

Gilead Sciences	1,860,882	1.8

There can be no assurance that the securities presented have remained or will remain in the Fund’s portfolio. Information regarding the Fund’s portfolio holdings should not be construed as a recommendation to buy or sell any security or as an indication that any security is suitable for a particular investor.

See footnotes on page 12.

Portfolio Overview

Largest Portfolio Changes
July 1 to December 31, 2008

Largest Purchases

Wal-Mart Stores*

Johnson & Johnson*

Pfizer

Citigroup*

International Business Machines*

Chevron

Bank of America

PepsiCo*

Gilead Sciences*

Comcast (Class A)*

Largest Sales

Exxon Mobil

Microsoft**

AT&T**

Philip Morris International**

Hewlett-Packard**

Cephalon

UST**

Target**

Delta Air Lines**

Barr Laboratories**

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

†	Includes options purchased.

††	Excludes options purchased and short-term holdings.

*	Position added during the period.

**	Position eliminated during the period.

Understanding and Comparing Your Fund’s Expenses

As a shareholder of the Fund, you incur ongoing expenses, such as management fees, distribution and/or service (12b-1) fees (as applicable), and other Fund expenses. The information below is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare them with the ongoing expenses of investing in other mutual funds. Please note that the expenses shown in the table are meant to highlight your ongoing expenses only and do not reflect any transactional costs, such as sales charges (also known as loads) on certain purchases or redemptions. Therefore, the table is useful in comparing ongoing expenses only, and will not help you to determine the relative total expenses of owning different funds. In addition, if transactional costs were included, your total expenses would have been higher.

The table is based on an investment of $1,000 invested at the beginning of July 1, 2008 and held for the entire six-month period ended December 31, 2008.

Actual Expenses
The table below provides information about actual expenses and actual account values. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value at the beginning of the period by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” for the Fund’s share class that you own to estimate the expenses that you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The table below also provides information about hypothetical expenses and hypothetical account values based on the actual expense ratio of each class and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical expenses and account values may not be used to estimate the ending account value or the actual expenses you paid for the period. You may use this information to compare the ongoing expenses of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

			Actual		Hypothetical
	Beginning		Ending		Ending
	Account	Annualized	Account	Expenses Paid	Account	Expenses Paid
	Value	Expense	Value	During Period	Value	During Period
	7/1/08	Ratio*	12/31/08	7/1/08 to 12/31/08**	12/31/08	7/1/08 to 12/31/08**

Class A	$1,000.00	1.55%	$644.30	$6.41	$1,017.34	$7.86

Class B	1,000.00	2.30	642.10	9.49	1,013.57	11.64

Class C	1,000.00	2.30	642.50	9.50	1,013.57	11.64

Class I	1,000.00	0.91	646.40	3.77	1,020.56	4.62

Class R	1,000.00	1.80	643.50	7.44	1,016.09	9.12

*	Expenses of Class B, Class C, Class I and Class R shares differ from the expenses of Class A shares due to the differences in 12b-1 fees and other class-specific expenses paid by each share class. See the Fund’s prospectuses for a description of each share class and its fees, expenses and sales charges.
**	Expenses are equal to the annualized expense ratio based on actual expenses for the period July 1, 2008 to December 31, 2008, multiplied by the average account value over the period, multiplied by 184/366 (number of days in the period).

Portfolio of Investments
December 31, 2008

	Shares	Value
Common Stocks 99.2%

Aerospace and Defense 0.7%

General Dynamics	8,767	$504,892

United Technologies	4,466	239,378

		744,270

Air Freight and Logistics 0.3%

C.H. Robinson Worldwide	6,071	334,087

Airlines 0.2%

Southwest Airlines	23,235	200,286

Automobiles 0.2%

Harley-Davidson	12,421	210,784

Beverages 3.2%

Brown-Forman (Class B)	4,790	246,637

Coca-Cola	29,646	1,342,074

PepsiCo	30,203	1,654,218

		3,242,929

Biotechnology 2.2%

Celgene*	4,510	249,313

Cephalon*	1,333	102,694

Gilead Sciences*	36,388	1,860,882

		2,212,889

Building Products 0.3%

Masco	24,173	269,045

Capital Markets 1.0%

Goldman Sachs Group	2,751	232,157

Morgan Stanley	48,417	776,609

		1,008,766

Chemicals 2.6%

CF Industries Holdings	4,055	199,344

Dow Chemical	71,320	1,076,219

E. I. duPont de Nemours	8,185	207,080

Monsanto	10,954	770,614

PPG Industries	4,644	197,045

Sigma-Aldrich	4,819	203,555

		2,653,857

Commercial Banks 1.8%

BB&T	12,006	329,685

Fifth Third Bancorp	28,659	236,723

See footnotes on page 22.

Portfolio of Investments
December 31, 2008

	Shares	Value
Commercial Banks (continued)

KeyCorp	24,547	$209,140

SunTrust Banks	12,105	357,582

U.S. Bancorp	17,031	425,945

Wells Fargo	52,840	292,734

		1,851,809

Commercial Services and Supplies 0.9%

Avery Dennison	6,850	224,200

Republic Services	8,747	216,838

Waste Management	14,185	470,091

		911,129

Communications Equipment 1.1%

Cisco Systems*	18,387	299,708

Corning	21,751	207,287

Nortel Networks*	7,555	1,964

QUALCOMM	15,273	547,232

		1,056,191

Computers and Peripherals 2.9%

Dell*	18,954	194,089

International Business Machines	26,574	2,236,468

Lexmark International (Class A)*	7,760	208,744

QLogic*	19,268	258,962

		2,898,263

Consumer Finance 0.2%

Capital One Financial	7,378	235,284

Containers and Packaging 0.0%

Smurfit-Stone Container*	30,823	7,860

Distributors 0.2%

Genuine Parts	5,043	190,928

Diversified Consumer Services 0.3%

H&R Block	14,256	323,896

Diversified Financial Services 8.0%

Bank of America	160,819	2,264,332

CIT Group	16,751	76,050

Citigroup	319,648	2,144,838

JPMorgan Chase	113,518	3,579,223

		8,064,443

See footnotes on page 22.

Portfolio of Investments
December 31, 2008

	Shares	Value
Diversified Financial Services (continued)

Diversified Telecommunication Services 0.5%

CenturyTel	7,509	$205,221

Embarq	6,262	225,182

Frontier Communications	6,197	54,162

		484,565

Electric Utilities 1.5%

Entergy	2,351	195,439

Exelon	13,106	728,825

FirstEnergy	12,058	585,778

		1,510,042

Electrical Equipment 0.5%

Emerson Electric	13,296	486,767

Electronic Equipment, Instruments and Components 0.4%

Jabil Circuit	33,645	227,104

Tyco Electronics	12,908	209,239

		436,343

Energy Equipment and Services 1.9%

Baker Hughes	2,990	95,889

BJ Services	19,063	222,465

Ensco International	6,653	188,879

Halliburton	34,991	636,136

Nabors Industries*	15,458	185,032

Noble	6,708	148,180

Smith International	7,419	169,821

Weatherford International*	28,340	306,638

		1,953,040

Food and Staples Retailing 5.8%

Rite Aid*	891,664	276,416

Wal-Mart Stores	95,464	5,351,711

Walgreen	10,140	250,154

		5,878,281

Food Products 2.4%

Archer-Daniels-Midland	7,304	210,574

Campbell Soup	6,365	191,014

General Mills	16,427	997,940

J.M. Smucker	4,530	196,421

Kellogg	4,655	204,122

See footnotes on page 22.

Portfolio of Investments
December 31, 2008

	Shares	Value
Food Products (continued)

Sara Lee	30,873	$302,247

Tyson Foods (Class A)	31,499	275,931

		2,378,249

Gas Utilities 0.2%

Questar	6,486	212,027

Health Care Equipment and Supplies 0.4%

Becton, Dickinson	3,160	216,112

Covidien	5,295	191,891

		408,003

Health Care Providers and Services 1.1%

Cardinal Health	6,312	217,575

CIGNA	33,750	568,687

Quest Diagnostics	4,565	236,969

UnitedHealth Group	2,116	56,286

		1,079,517

Household Durables 1.8%

Black & Decker	4,826	201,775

Centex	25,320	269,405

D.R. Horton	28,623	202,365

Leggett & Platt	14,280	216,913

Lennar	32,752	283,960

Pulte Homes	20,112	219,824

Snap-on	6,135	241,596

Whirlpool	5,246	216,922

		1,852,760

Household Products 0.6%

Colgate-Palmolive	5,214	357,368

Kimberly-Clark	3,696	194,927

		552,295

Industrial Conglomerates 1.1%

3M	9,400	540,876

Tyco International	27,872	602,035

		1,142,911

Insurance 4.9%

AFLAC	10,815	495,760

Allstate	56,683	1,856,935

Chubb	7,448	379,848

Marsh & McLennan	15,548	377,350

See footnotes on page 22.

Portfolio of Investments
December 31, 2008

	Shares	Value
Insurance (continued)

MetLife	4,508	$157,149

Progressive*	54,485	806,923

Prudential Financial	2,527	76,467

Travelers	18,736	846,867

		4,997,299

Internet Software and Services 0.4%

SAVVIS*	29,425	202,738

Symantec*	17,055	230,584

		433,322

IT Services 1.4%

Affiliated Computer Services (Class A)*	4,949	227,407

Automatic Data Processing	7,118	280,022

MasterCard (Class A)	2,861	408,923

Paychex	7,169	188,401

Western Union	22,056	316,283

		1,421,036

Leisure Equipment and Products 0.6%

Eastman Kodak	26,368	173,501

Hasbro	7,547	220,146

Mattel	15,146	242,336

		635,983

Machinery 1.4%

Dover	7,205	237,189

Eaton	4,373	217,382

Flowserve	4,249	218,823

Illinois Tool Works	7,296	255,725

Ingersoll-Rand (Class A)	14,249	247,220

Pall	7,791	221,498

		1,397,837

Media 2.4%

CBS (Class B)	39,912	326,879

Comcast (Class A)*	84,398	1,424,638

Gannett	27,201	217,608

New York Times (Class A)	27,468	201,340

News Corp. (Class B)	29,044	264,010

		2,434,475

See footnotes on page 22.

Portfolio of Investments
December 31, 2008

	Shares	Value
Media (continued)

Metals and Mining 1.3%

AK Steel Holdings	28,790	$268,323

Alcoa	4,814	54,206

Freeport-McMoRan Copper & Gold	2,273	55,552

Nucor	14,620	675,444

US Steel	7,163	266,464

		1,319,989

Multi-Utilities 0.2%

Wisconsin Energy	4,596	192,940

Multiline Retail 0.5%

Big Lots*	12,297	178,184

Family Dollar Stores	6,942	180,978

Kohl’s*	3,613	130,791

		489,953

Oil, Gas and Consumable Fuels 13.1%

Apache	6,669	497,041

Cabot Oil & Gas	7,148	185,848

Chesapeake Energy	20,619	333,409

Chevron	57,292	4,237,889

ConocoPhillips	29,500	1,528,100

Consol Energy	7,246	207,091

El Paso	1,887	14,775

EOG Resources	7,526	501,081

Exxon Mobil	11,689	933,133

Hess	8,562	459,266

Marathon Oil	20,516	561,318

Massey Energy	13,763	189,792

Murphy Oil	4,618	204,808

Noble Energy	6,831	336,222

Occidental Petroleum	12,200	731,878

Peabody Energy	10,757	244,722

Pioneer Natural Resources	10,313	166,864

Range Resources Corp.	4,996	171,812

Southwestern Energy	16,904	489,709

Spectra Energy	18,039	283,934

Sunoco	5,420	235,553

Tesoro	23,795	313,380

Valero Energy	12,352	267,297

XTO Energy	5,664	199,769

		13,294,691

See footnotes on page 22.

Portfolio of Investments
December 31, 2008

	Shares	Value
Oil, Gas and Consumable Fuels (continued)

Personal Products 0.2%

Estee Lauder Companies (Class A)	7,320	$226,627

Pharmaceuticals 13.1%

Abbott Laboratories	6,628	353,736

Eli Lilly	18,537	746,485

Forest Laboratories*	9,278	236,311

Johnson & Johnson	75,058	4,490,720

Merck	17,748	539,539

Pfizer	332,441	5,887,530

Schering-Plough	31,885	543,002

Wyeth	12,410	465,499

		13,262,822

Real Estate Investment Trusts 0.5%

Equity Residential	8,007	238,769

Public Storage	3,788	301,146

		539,915

Road and Rail 4.5%

Burlington Northern Santa Fe	16,711	1,265,190

CSX	24,120	783,176

Norfolk Southern	18,332	862,521

Ryder System	5,892	228,492

Union Pacific	30,128	1,440,118

		4,579,497

Semiconductors and Semiconductor Equipment 3.1%

Altera	13,898	232,236

Intel	120,082	1,760,402

Linear Technology	10,335	228,610

LSI Logic*	71,557	235,423

Microchip Technology	10,930	213,463

National Semiconductor	18,685	188,158

Xilinx	13,507	240,695

		3,098,987

Software 0.6%

BMC Software*	3,785	101,854

Compuware*	32,971	222,554

salesforce.com*	7,605	243,436

		567,844

See footnotes on page 22.

Portfolio of Investments
December 31, 2008

	Shares or
	Shares Subject
	to Call	Value
Specialty Retail 5.0%

Abercrombie & Fitch (Class A)	6,200	$143,034

AutoNation*	25,484	251,782

AutoZone*	1,914	266,946

Bed Bath & Beyond*	10,196	259,182

Best Buy	9,875	277,586

The Gap	16,390	219,462

Home Depot	93,570	2,153,981

Limited Brands	23,072	231,643

Lowe’s	27,373	589,067

RadioShack	21,168	252,746

Sherwin-Williams	3,450	206,137

Staples	11,529	206,600

		5,058,166

Textiles, Apparel and Luxury Goods 1.1%

Coach*	13,511	280,623

Liz Clairborne	83,332	216,663

NIKE (Class B)	4,007	204,357

Polo Ralph Lauren	5,022	228,049

VF	4,070	222,914

		1,152,606

Trading Companies and Distributors 0.4%

Fastenal	5,278	183,938

W.W. Grainger	2,918	230,055

		413,993

Wireless Telecommunication Services 0.2%

Sprint Nextel*	84,763	155,116

Total Common Stocks (Cost $120,218,454)		100,464,614

Options Purchased* 0.0%

Communications Equipment 0.0%

JDS Uniphase, Call expiring January 2009 at $15	87,800	878

Diversified Financial Services 0.0%

Citigroup, Call expiring January 2009 at $30	49,100	491

Internet Software and Services 0.0%

Yahoo!, Call expiring January 2009 at $25	105,600	2,640

Yahoo!, Call expiring January 2009 at $30	48,900	978

		3,618

See footnotes on page 22.

Portfolio of Investments
December 31, 2008

	Shares,
	Shares Subject
	to Call or
	Principal
	Amount		Value
Internet Software and Services (continued)

Pharmaceuticals 0.0%

Bristol-Myers Squibb, Call expiring January 2009 at $25	64,400	shs.	$14,168

Semiconductors and Semiconductor Equipment 0.0%

Marvell Technology Group, Call expiring January 2009 at $15	30,200		1,510

Marvell Technology Group, Call expiring January 2009 at $20	79,300		1,982

			3,492

Total Options Purchased (Cost $1,168,949)			22,647

Short-Term Holdings 1.2%

Equity-Linked Notes† 0.2%

Lehman Brothers:

53.51%, 9/14/2008(a)**	$1,275,000		80,803

39.5%, 10/2/2008(b)**	1,275,000		100,049

Total Equity-Linked Notes (Cost $2,550,000)			180,852

Money Market Fund 1.0%

SSgA U.S. Treasury Money Market Fund (Cost $1,016,982)	1,016,982	shs.	1,016,982

Total Short-Term Holdings (Cost $3,566,982)			1,197,834

Total Investments (Cost $124,954,385) 100.4%			101,685,095

Other Assets Less Liabilities (0.4)%			(396,182)

Net Assets 100.0%			$101,288,913

*	Non-income producing security.
**	Security in default and non-income producing.
†	The security may be offered and sold only to “qualified institutional buyers” under Rule 144A of the Securities Act of 1933. These notes are exchangeable at maturity, based on the terms of the respective notes, for shares of common stock of a company or cash at a maturity value which is generally determined as follows:

The principal amount of the notes plus or minus the lowest return of the companies’ respective stock prices determined at maturity from the date of purchase of the notes:
(a) Delta Air Lines, Intel and Mylan
(b) Health Net, Kohl’s and Prudential Financial
Industry classifications have not been audited by Deloitte & Touche LLP.
See Notes to Financial Statements.

Statement of Assets and Liabilities
December 31, 2008

Assets:

Investments, at value:

Common stocks (cost $120,218,454)	$100,464,614

Options purchased (cost $1,168,949)	22,647

Short-term holdings (cost $3,566,982)	1,197,834

Total investments (cost $124,954,385)	101,685,095

Restricted cash	72,682

Dividends receivable	158,894

Receivable for securities sold	126,285

Receivable for Capital Stock sold	52,703

Investment in, and expenses prepaid to, shareholder service agent	31,134

Other	7,128

Total Assets	102,133,921

Liabilities:

Payable for securities purchased	368,216

Payable for Capital Stock repurchased	308,174

Management fee payable	55,027

Distribution and service (12b-1) fees payable	27,179

Bank overdraft	2,913

Accrued expenses and other	83,499

Total Liabilities	845,008

Net Assets	$101,288,913

Composition of Net Assets:

Capital Stock, at par ($0.50 par value; 1,000,000,000 shares authorized; 16,864,763 shares outstanding):

Class A	$7,250,363

Class B	109,112

Class C	586,882

Class I	361,288

Class R	124,736

Additional paid-in capital	195,830,873

Undistributed net investment income (Note 7)	297,174

Accumulated net realized loss (Note 7)	(80,002,225)

Net unrealized depreciation of investments	(23,269,290)

Net Assets	$101,288,913

Net Asset Value Per Share:

Class A ($87,221,883 ÷ 14,500,725 shares)	$6.02

Class B ($1,280,176 ÷ 218,223 shares)	$5.87

Class C ($6,895,904 ÷ 1,173,765 shares)	$5.88

Class I ($4,385,375 ÷ 722,577 shares)	$6.07

Class R ($1,505,575 ÷ 249,473 shares)	$6.04

See Notes to Financial Statements.

Statement of Operations
 For the Year Ended December 31, 2008

Investment Income:

Interest	$2,949,593

Dividends (net of foreign taxes withheld of $6,209)	2,885,755

Total Investment Income	5,835,348

Expenses:

Management fee	1,046,446

Shareholder account services	562,799

Distribution and service (12b-1) fees	487,033

Registration	83,120

Auditing and legal fees	68,046

Custody and related services	59,590

Shareholder reports and communications	49,997

Directors’ fees and expenses	13,263

Miscellaneous	22,113

Total Expenses	2,392,407

Net Investment Income	3,442,941

Net Realized and Unrealized Gain (Loss) on Investments and Options Written:

Net realized loss on investments	(78,990,456)

Net realized gain on options written	51,754

Net change in unrealized depreciation of investments and options written	(12,816,966)

Net Loss on Investments and Options Written	(91,755,668)

Decrease in Net Assets from Operations	$(88,312,727)

See Notes to Financial Statements.

Statements of Changes in Net Assets

	Year Ended December 31,
	2008	2007

Operations:

Net investment income	$3,442,941	$5,825,760

Net realized gain (loss) on investments	(78,990,456)	22,032,830

Net realized gain on options written	51,754	844,246

Net change in unrealized depreciation of investments and options written	(12,816,966)	(31,397,909)

Decrease in Net Assets from Operations	(88,312,727)	(2,695,073)

Distributions to Shareholders:

Net investment income:

Class A	(2,991,828)	(5,293,316)

Class B	(35,052)	(80,757)

Class C	(107,099)	(69,733)

Class D	(47,893)	(224,454)

Class I	(153,717)	(192,584)

Class R	(38,920)	(33,259)

Total	(3,374,509)	(5,894,103)

Net realized short-term gain on investments:

Class A	(426,134)	(8,459,565)

Class B	(7,270)	(171,538)

Class C	(34,019)	(158,713)

Class D	—	(521,573)

Class I	(17,622)	(289,115)

Class R	(6,579)	(85,867)

Total	(491,624)	(9,686,371)

Net realized long-term gain on investments:

Class A	(3,926,523)	(9,265,435)

Class B	(66,987)	(202,937)

Class C	(313,464)	(177,264)

Class D	—	(580,598)

Class I	(162,368)	(298,791)

Class R	(60,620)	(95,532)

Total	(4,529,962)	(10,620,557)

Decrease in Net Assets from Distributions	(8,396,095)	(26,201,031)

Capital Share Transactions:

Net proceeds from sales of shares	6,758,776	9,272,400

Investment of dividends	2,278,987	3,824,632

Exchanged from associated funds	1,231,676	1,716,566

Investment of gain distribution	3,859,786	15,372,224

Total	14,129,225	30,185,822

Cost of shares repurchased	(24,744,390)	(39,161,240)

Exchanged into associated funds	(2,382,182)	(2,044,222)

Total	(27,126,572)	(41,205,462)

Decrease in Net Assets from Capital Share Transactions	(12,997,347)	(11,019,640)

Proceeds from Regulatory Settlement (Note 10)	209,621	—

Decrease in Net Assets	(109,496,548)	(39,915,744)

Net Assets:

Beginning of year	210,785,461	250,701,205

End of Year (including undistributed net investment income of $297,174 and $21,190, respectively)	$101,288,913	$210,785,461

See Notes to Financial Statements.

Notes to Financial Statements

1.	Organization and Multiple Classes of Shares — Seligman Common Stock Fund, Inc. (the “Fund”) is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end diversified management investment company (Note 13). The Fund offers the following five classes of shares:

Class A shares are sold with an initial sales charge of up to 5.75% (4.75% prior to January 7, 2008) and are subject to a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge (“CDSC”) of 1% on redemptions made within 18 months of purchase. Effective January 7, 2008, eligible employee benefit plans which have at least $2,000,000 in plan assets may purchase Class A shares at net asset value, but, in the event of plan termination, will be subject to a CDSC of 1% on shares purchased within 18 months prior to plan termination.

Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions made in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares approximately eight years after their date of purchase. If Class B shares of the Fund are exchanged for Class B shares of another Seligman mutual fund, the holding period of the shares exchanged will be added to the holding period of the shares acquired, both for determining the applicable CDSC and the conversion of Class B shares to Class A shares.

Class C shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase.

The Board of Directors of the Fund approved the automatic conversion of all of the Fund’s outstanding Class D shares to Class C shares at their relative net asset values. The conversion was implemented on May 16, 2008. Effective at the close of business on May 16, 2008, the Fund no longer offers Class D shares. The conversion did not affect individual shareholder account values.

Class I shares are offered to certain institutional clients and other investors, as described in the Fund’s Class I shares prospectus. Class I shares are sold without any sales charges and are not subject to distribution or service fees.

Class R shares are offered to certain employee benefit plans and are not available to all investors. They are sold without an initial sales charge, but are subject to a distribution fee of up to 0.25% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% on redemptions made within one year of a plan’s initial purchase of Class R shares.

All classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its own class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2.	Significant Accounting Policies — The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from these estimates. The following summarizes the significant accounting policies of the Fund:

a.	Security Valuation and Risk — Securities traded on an exchange are valued at the last sales price on the primary exchange or market on which they are traded. Securities not listed on an exchange or security market, or securities for which there is no last sales price, are valued at the mean of the most recent bid and asked prices or are valued by RiverSource Investments, LLC

Notes to Financial Statements

(“RiverSource” or the “Manager”) based on quotations provided by primary market makers in such securities. Securities for which market quotations are not readily available (or are otherwise no longer valid or reliable) are valued at fair value determined in accordance with procedures approved by the Board of Directors. This can occur in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts, and extreme market volatility. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value or the price that may be realized upon the actual sale of the security.

Short-term holdings maturing in 60 days or less are valued at current market quotations or amortized cost if the Fund’s Manager believes it approximates fair value. Short-term holdings that mature in more than 60 days are valued at current market quotations until the 60th day prior to maturity and are then valued as described above for securities maturing in 60 days or less. Investments in money market funds are valued at net asset value.

On January 1, 2008, the Fund adopted Statement of Financial Accounting Standards No. 157 (“SFAS 157”), “Fair Value Measurements.” SFAS 157 establishes a three-tier hierarchy to classify the assumptions, referred to as inputs, used in valuation techniques (as described above) to measure fair value of the Fund’s investments. These inputs are summarized in three broad levels: Level 1 — quoted prices in active markets for identical investments; Level 2 — other significant observable inputs (including quoted prices in inactive markets or for similar investments); and Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining fair value) (Note 3). Observable inputs are those based on market data obtained from sources independent of the Fund, and unobservable inputs reflect the Fund’s own assumptions based on the best information available. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities.

To the extent that the Fund invests a substantial percentage of its assets in an industry, the Fund’s performance may be negatively affected if that industry falls out of favor. Stocks of large-capitalization companies have at times experienced periods of volatility and negative performance. During such periods, the value of such stocks may decline and the Fund’s performance may be negatively affected.

b.	Equity-Linked Notes — The Fund may purchase notes created by a counterparty, typically an investment bank. The notes bear interest at a fixed or floating rate. At maturity, the notes must be exchanged for an amount based on the value of one or more equity securities (“Underlying Stocks”) of third party issuers. The exchange value may be limited to an amount less than the actual value of the Underlying Stocks at the maturity date. Any difference between the exchange amount and the original cost of the notes will be a gain or loss.

c.	Options — The Fund is authorized to write and purchase put and call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received). The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. Written and purchased options are non-income producing investments.

Notes to Financial Statements

d.	Restricted Cash — Restricted cash represents deposits that are being held by banks as collateral for letters of credit issued in connection with the Fund’s insurance policies.

e.	Multiple Class Allocations — All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service (12b-1) fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the year ended December 31, 2008, distribution and service (12b-1) fees, shareholder account services and registration expenses were class-specific expenses.

f.	Security Transactions and Related Investment Income — Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial reporting and federal income tax purposes. Dividends receivable are recorded on ex-dividend dates, except that certain dividends from foreign securities where the ex-dividend dates may have passed are recorded as soon as the Fund is informed of the dividend. Interest income is recorded on an accrual basis.

g.	Distributions to Shareholders — Dividends and distributions to shareholders are recorded on ex-dividend dates.

h.	Taxes — There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109,” requires the Fund to measure and recognize in its financial statements the benefit of a tax position taken (or expected to be taken) on an income tax return if such position will more likely than not be sustained upon examination based on the technical merits of the position. The Fund files income tax returns in the US Federal jurisdiction, as well as the New York State and New York City jurisdictions. Based upon its review of tax positions for the Fund’s open tax years of 2005-2008 in these jurisdictions, the Fund has determined that FIN 48 did not have a material impact on the Fund’s financial statements for the year ended December 31, 2008.

3.	Fair Value Measurements — A summary of the value of the Fund’s investments as of December 31, 2008, based on the level of inputs used in accordance with SFAS 157 (Note 2a), is as follows:

Valuation Inputs	Value

Level 1 — Quoted Prices in Active Markets for Identical Investments	$101,504,243

Level 2 — Other Significant Observable Inputs	180,852

Level 3 — Significant Unobservable Inputs	—

Total	$101,685,095

4.	Management and Distribution Services, and Other Related-Party Transactions —

a.	Management and Administrative Services — On November 7, 2008, RiverSource, investment manager to the RiverSource complex of funds, and a wholly owned subsidiary of Ameriprise Financial, Inc. (“Ameriprise”), announced the closing of its acquisition (the “Acquisition”) of J. & W. Seligman & Co. Incorporated (“JWS”). With the Acquisition completed and shareholders of the Fund having previously approved (at a Special Meeting held earlier in November 2008) a new Investment Management Services Agreement between RiverSource and the Fund, RiverSource is the new investment manager of the Fund effective November 7, 2008.

Notes to Financial Statements

The Manager receives a fee (and, prior to November 7, 2008, JWS received a fee), calculated daily and payable monthly, equal to 0.65% per annum of the first $1 billion of the Fund’s average daily net assets, 0.60% per annum of the next $1 billion of the Fund’s average daily net assets, and 0.55% per annum of the Fund’s average daily net assets in excess of $2 billion. The management fee reflected in the Statement of Operations represents 0.65% per annum of the Fund’s average daily net assets. For the year ended December 31, 2008, RiverSource received $97,946 of such fee and the balance was paid to JWS.

Under an Administrative Services Agreement, effective November 7, 2008, Ameriprise administers certain aspects of the Fund’s business and other affairs at no cost. Ameriprise provides the Fund with office space, and certain administrative and other services and executive and other personnel as are necessary for Fund operations. Ameriprise pays all of the compensation of Board members of the Fund who are employees or consultants of RiverSource and of the officers and other personnel of the Fund. Ameriprise reserves the right to seek Board approval to increase the fees payable by the Fund under the Administrative Services Agreement. However, Ameriprise anticipates that any such increase in fees would be offset by corresponding decreases in advisory fees under the Investment Management Services Agreement. If an increase in fees under the Administrative Services Agreement would not be offset by corresponding decreases in advisory fees, the Fund will inform shareholders prior to the effectiveness of such increase. Prior to November 7, 2008, administrative services were provided to the Fund by JWS as part of its former management agreement with the Fund.

b.	Distribution Services — For the year ended December 31, 2008, RiverSource Fund Distributors, Inc. (formerly Seligman Advisors, Inc.) (the “Distributor”), agent for the distribution of the Fund’s shares and an affiliate of the Manager, received commissions and concessions of $3,252 from sales of Class A shares. Commissions of $14,175 were also paid to dealers for sales of Class A shares.

The Fund has an Administration, Shareholder Services and Distribution Plan (the “Plan”) with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable monthly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the year ended December 31, 2008, fees incurred under the Plan aggregated $341,378, or 0.24% per annum of the average daily net assets of Class A shares.

Under the Plan, with respect to Class B shares, Class C shares, Class D shares (only through May 16, 2008), and Class R shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B, Class C, Class D, and Class R shares for which the organizations are responsible; and, for Class C, Class D and Class R shares, fees for providing other distribution assistance of up to 0.75% (0.25%, in the case of Class R shares) on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

For the year ended December 31, 2008, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B, Class C, and Class D shares, and 0.50% per annum of the average daily net assets of Class R shares, amounted to $24,726, $72,347, $38,153, and $10,429, respectively.

The Distributor and RiverSource Services, Inc. (formerly Seligman Services, Inc.), also an affiliate of the Manager, are eligible to receive distribution and service (12b-1) fees pursuant to the Plan.

Notes to Financial Statements

For the year ended December 31, 2008, the Distributor and RiverSource Services, Inc. received distribution and service (12b-1) fees of $78,425.

The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A, Class C, Class D, and Class R shares. For the year ended December 31, 2008, such charges amounted to $1,252. The Distributor has sold to third parties its rights to collect any CDSC imposed on redemptions of Class B shares.

c.	Transfer Agent and Shareholder Services — For the year ended December 31, 2008, Seligman Data Corp., which is owned by the Fund and certain associated investment companies, charged the Fund at cost $562,799 for shareholder account services in accordance with a methodology approved by the Fund’s directors. Class I shares receive more limited shareholder services than the Fund’s other classes of shares (the “Retail Classes”). Seligman Data Corp. does not allocate to Class I the costs of any of its departments that do not provide services to the Class I shareholders.

Costs of Seligman Data Corp. directly attributable to the Retail Classes of the Fund were charged to those classes in proportion to their relative net asset values. Costs directly attributable to Class I shares were charged to Class I. The remaining charges were allocated to the Retail Classes and Class I by Seligman Data Corp. pursuant to a formula based on their net assets, shareholder transaction volumes and number of shareholder accounts.

The Fund and certain other associated investment companies (together, the “Guarantors”) have severally but not jointly guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp., including the payment of rent by Seligman Data Corp. (the “Guaranty”). The lease and the related Guaranty expire in January 2019. The obligation of the Fund to pay any amount due under the Guaranty is limited to a specified percentage of the full amount, which generally is based on the Fund’s percentage of the expenses billed by Seligman Data Corp. to all Guarantors in the preceding calendar quarter. As of December 31, 2008, the Fund’s potential obligation under the Guaranty is $242,800. As of December 31, 2008, no event has occurred which would result in the Fund becoming liable to make any payment under the Guaranty. A portion of the rent paid by Seligman Data Corp. is charged to the Fund as part of Seligman Data Corp.’s shareholder account services cost.

As of December 31, 2008, the Fund’s investment in Seligman Data Corp. is recorded at a cost of $22,506.

The Fund’s Board has approved RiverSource Service Corporation (“RSC”) as the Fund’s new transfer and shareholder service agent, and the termination of the Fund’s relationship with Seligman Data Corp., effective on or about May 9, 2009. RSC is an affiliate of RiverSource. The fees and expenses expected to be charged to the Fund by RSC are generally lower than the fees and expenses charged by Seligman Data Corp. Nevertheless, as a result of the termination of the relationship with Seligman Data Corp., the Fund will incur certain non-recurring charges, including charges relating to Seligman Data Corp.’s leases, that would in the aggregate approximate 0.16% of the Fund’s net assets as of January 23, 2009 (the “Non-Recurring Charges”). These Non-Recurring Charges will be incurred over a period of several months beginning January 28, 2009. Fund shareholders would bear their proportionate share of the Fund’s expenses, including the Non-Recurring Charges.

d.	Directors’ Fees and Expenses — Directors’ fees and expenses includes the compensation of Board members who are not employees of RiverSource and the Fund’s proportionate share of certain expenses of a company providing limited administrative services to the Fund and the other Seligman and RiverSource Funds. These expenses include boardroom and office expense,

Notes to Financial Statements

employee compensation, employee health and retirement benefits and certain other expenses. For the period from November 7, 2008 through December 31, 2008, the Fund paid $60 to this company for such services.

The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman and RiverSource Groups of Investment Companies. The cost of such fees and earnings/loss accrued thereon is included in directors’ fees and expenses and the accumulated balance thereof at December 31, 2008, of $1,638 is included in accrued expenses and other liabilities. Deferred fees and related accrued earnings are not deductible by the Fund for federal income tax purposes until such amounts are paid.

Certain officers and directors of the Fund are officers or directors of the Manager, Ameriprise, the Distributor, RiverSource Services, Inc., RSC, and/or Seligman Data Corp.

5.	Committed Line of Credit — The Fund is a participant in a joint $200 million committed line of credit that is shared by substantially all open-end funds in the Seligman Group of Investment Companies. The directors have currently limited the Fund’s borrowings to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. The Fund incurs a commitment fee of 0.12% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires in June 2009, but is renewable annually with the consent of the participating banks. For the year ended December 31, 2008, the Fund did not borrow from the credit facility.

6.	Purchases and Sales of Securities — Purchases and sales of portfolio securities, excluding short-term investments, for the year ended December 31, 2008, amounted to $194,120,652 and $203,742,084, respectively.

7.	Federal Tax Information — Certain components of income, expense and realized capital gain and loss are recognized at different times or have a different character for federal income tax purposes and for financial reporting purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund. As a result of the differences described above, the treatment for financial reporting purposes of distributions made during the year from net investment income or net realized gains may differ from their treatment for federal income tax purposes. Further, the cost of investments also can differ for federal income tax purposes.

At December 31, 2008, the cost of investments for federal income tax purposes was $125,682,074. The tax basis cost was greater than the cost for financial reporting purposes due to the tax deferral of losses on wash sales of $767,660, which is partially offset by the tax deferral of gains on limited partnerships of $39,971.

Notes to Financial Statements

The tax basis components of accumulated losses at December 31, 2008 are presented below.

Gross unrealized appreciation of portfolio securities	$4,084,047

Gross unrealized depreciation of portfolio securities	(28,081,026)

Net unrealized depreciation of portfolio securities	(23,996,979)

Undistributed ordinary income	198,051

Capital loss carryforward	(18,820,220)

Timing differences (post-October losses)	(60,409,401)

Total accumulated losses	$(103,028,549)

At December 31, 2008, the Fund had a capital loss carryforward for federal income tax purposes of $18,820,220, all of which expires in 2016 and is available for offset against future taxable net capital gains. Accordingly, no capital gain distributions are expected to be paid to shareholders until net capital gains have been realized in excess of the available capital loss carryforward. There is no assurance that the Fund will be able to utilize all of its capital loss carryforward before it expires.

In addition, from November 1, 2008 through December 31, 2008, the Fund incurred $60,409,401 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended December 31, 2009. These losses will be available to offset future taxable net gains.

8.	Options Written — Transactions in options written during the year ended December 31, 2008, were as follows:

	Shares Subject
	To Call	Premiums

Options outstanding, December 31, 2007	—	$—

Options written	64,300	63,430

Options expired	(60,100)	(51,754)

Options exercised	(4,200)	(11,676)

Options outstanding, December 31, 2008	—	$—

9.	Capital Share Transactions — Transactions in shares of Capital Stock were as follows:

	Year Ended December 31,
	2008		2007

Class A	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	213,538	$1,699,273	194,974	$2,562,851

Investment of dividends	212,577	1,908,482	253,765	3,288,401

Exchanged from associated funds	99,660	860,251	67,798	902,296

Converted from Class B*	85,010	814,533	90,142	1,192,556

Investment of gain distribution	346,649	3,209,972	1,035,053	12,902,409

Total	957,434	8,492,511	1,641,732	20,848,513

Cost of shares repurchased	(2,246,839)	(19,151,497)	(2,329,652)	(31,051,541)

Exchanged into associated funds	(245,247)	(1,923,819)	(104,428)	(1,359,094)

Total	(2,492,086)	(21,075,316)	(2,434,080)	(32,410,635)

Decrease	(1,534,652)	$(12,582,805)	(792,348)	$(11,562,122)

See footnotes on page 34.

Notes to Financial Statements

	Year Ended December 31,
	2008†		2007

Class B	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	15,838	$128,998	23,644	$302,735

Investment of dividends	3,464	31,142	5,423	68,978

Exchanged from associated funds	6,787	58,822	43,908	523,464

Investment of gain distribution	7,587	68,511	27,525	336,428

Total	33,676	287,473	100,500	1,231,605

Cost of shares repurchased	(57,688)	(468,429)	(115,603)	(1,506,990)

Exchanged into associated funds	(9,293)	(73,428)	(28,316)	(352,012)

Converted to Class A*	(87,341)	(814,533)	(92,275)	(1,192,556)

Total	(154,322)	(1,356,390)	(236,194)	(3,051,558)

Decrease	(120,646)	$(1,068,917)	(135,694)	$(1,819,953)

Class C	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	117,534	$910,222	7,340	$95,107

Investment of dividends	11,949	101,494	4,901	62,054

Exchanged from associated funds	30,867	223,321	9,370	120,650

Converted from Class D**	970,012	10,243,323	—	—

Investment of gain distribution	36,959	334,114	25,387	309,282

Total	1,167,321	11,812,474	46,998	587,093

Cost of shares repurchased	(261,629)	(2,165,324)	(74,545)	(981,174)

Exchanged into associated funds	(37,194)	(268,071)	(9,385)	(120,127)

Total	(298,823)	(2,433,395)	(83,930)	(1,101,301)

Increase (decrease)	868,498	$9,379,079	(36,932)	$(514,208)

Class D	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	109,904	$1,129,972	162,959	$2,111,477

Investment of dividends	4,550	45,232	15,146	193,072

Exchanged from associated funds	7,151	73,491	13,023	166,580

Investment of gain distribution	—	—	86,663	1,054,800

Total	121,605	1,248,695	277,791	3,525,929

Cost of shares repurchased	(143,009)	(1,441,922)	(320,391)	(4,166,341)

Exchanged into associated funds	(10,443)	(106,809)	(16,848)	(212,989)

Converted to Class C**	(970,012)	(10,243,323)	—	—

Total	(1,123,464)	(11,792,054)	(337,239)	(4,379,330)

Decrease	(1,001,859)	$(10,543,359)	(59,448)	$(853,401)

See footnotes on page 34.

Notes to Financial Statements

	Year Ended December 31,
	2008		2007

Class I	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	206,695	$1,703,090	118,049	$1,530,621

Investment of dividends	17,321	153,717	14,798	192,584

Investment of gain distribution	19,271	179,990	46,978	587,906

Total	243,287	2,036,797	179,825	2,311,111

Cost of shares repurchased	(112,062)	(829,119)	(38,578)	(508,773)

Increase	131,225	$1,207,678	141,247	$1,802,338

Class R	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	133,420	$1,187,221	194,890	$2,669,609

Investment of dividends	4,320	38,920	1,415	19,543

Exchanged from associated funds	1,561	15,791	273	3,576

Investment of gain distribution	7,234	67,199	14,538	181,399

Total	146,535	1,309,131	211,116	2,874,127

Cost of shares repurchased	(81,527)	(688,099)	(70,987)	(946,421)

Exchanged into associated funds	(1,457)	(10,055)	—	—

Total	(82,984)	(698,154)	(70,987)	(946,421)

Increase	63,551	$610,977	140,129	$1,927,706

*	Automatic conversion of Class B shares to Class A shares approximately eight years after their initial purchase date.
**	Effective May 16, 2008, Class D shares were converted to Class C shares.
†	January 1, 2008 to May 16, 2008, in the case of Class D shares.

10.	Proceeds from Regulatory Settlement — In June 2008, as a result of a settlement of an administrative proceeding brought by the SEC against an unaffiliated third party relating to market timing and/or late trading of mutual funds, the Fund received $209,621, which represented the Fund’s portion of the proceeds from the settlement (the Fund was not a party to the proceeding). The proceeds received by the Fund were recorded as an increase to additional paid-in capital.

11.	Other Matters — In late 2003, JWS conducted an extensive internal review concerning mutual fund trading practices. JWS’s review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies then managed by JWS (the “Seligman Funds”); this arrangement was in the process of being closed down by JWS before September 2003. JWS identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, JWS, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. JWS also provided information concerning mutual fund trading practices to the SEC and the Office of the Attorney General of the State of New York (“NYAG”).

In September 2005, the New York staff of the SEC indicated that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against JWS and the Distributor relating to frequent trading in the Seligman Funds. JWS responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that JWS had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds.

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against JWS, the Distributor, Seligman Data Corp. and Brian T. Zino (collectively, the “Seligman Parties”), alleging, in substance, that, in addition to the four arrangements noted above, the Seligman Parties permitted other persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies then managed by JWS is and has been misleading. The NYAG included other related claims and also claimed that the fees charged by JWS to the Seligman Funds were excessive. The NYAG is seeking damages of at least $80 million and restitution, disgorgement, penalties and costs and injunctive relief. The Seligman Parties answered the complaint in December 2006 and believe that the claims are without merit.

Any resolution of these matters may include the relief noted above or other sanctions or changes in procedures. Any damages would be paid by JWS and not by the Seligman Funds. If the NYAG obtains injunctive relief, each of JWS, RiverSource Investments, LLC (“RiverSource”) and their affiliates could, in the absence of the SEC in its discretion granting exemptive relief, be enjoined from providing advisory and underwriting services to the Seligman Funds and other registered investment companies, including those funds in the RiverSource complex.

Neither JWS nor RiverSource believes that the foregoing legal action or other possible actions will have a material adverse impact on JWS, RiverSource or their current and former clients, including the Seligman Funds and other investment companies managed by RiverSource; however, there can be no assurance of this or that these matters and any related publicity will not affect demand for shares of the Seligman Funds and such other investment companies or have other adverse consequences.

12.	Recently Issued Accounting Pronouncement — In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 (“SFAS 161”), “Disclosures about Derivative Instruments and Hedging Activities — an amendment of FASB Statement No. 133,” which requires enhanced disclosures about a fund’s derivative and hedging activities. Funds are required to provide enhanced disclosures about (a) how and why a fund uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for under SFAS 133 and its related interpretations, and (c) how derivative instruments and related hedged items affect a fund’s financial position, financial performance, and cash flows. SFAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. As of December 31, 2008, management does not believe the adoption of SFAS 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

13.	Subsequent Events — On January 8, 2009, the Fund’s Board approved in principle the merger of the Fund into RiverSource Disciplined Equity Fund. The completion of the merger is subject to approval by shareholders of the Fund. It is currently anticipated that proxy materials regarding the merger will be distributed to shareholders of the Fund during the first or second quarter of 2009, and that a special meeting of shareholders to consider such merger will be scheduled for the second quarter of 2009.

Financial Highlights

The tables below are intended to help you understand each Class’s financial performance for the periods presented. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding during the period. Total return shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your dividend and capital gain distributions, if any. Total returns do not reflect any sales charges or transaction costs on your investment or taxes investors may incur on distributions or on the redemption of shares, and are not annualized for periods of less than one year.

CLASS A

	Year Ended December 31,
	2008		2007	2006	2005	2004

Per Share Data:

Net Asset Value, Beginning of Year	$11.44		$13.08	$11.67	$11.58	$10.42

Income (Loss) from Investment Operations:

Net investment income	0.20		0.33	0.09	0.06	0.07

Net realized and unrealized gain (loss) on investments, options written and foreign currency transactions	(5.14)		(0.49)	1.80	0.09	1.16

Total from Investment Operations	(4.94)		(0.16)	1.89	0.15	1.23

Less Distributions:

Dividends from net investment income	(0.20)		(0.33)	(0.09)	(0.06)	(0.07)

Distributions from net realized capital gain	(0.29)		(1.15)	(0.39)	—	—

Total Distributions	(0.49)		(1.48)	(0.48)	(0.06)	(0.07)

Proceeds from Regulatory Settlement	0.01	(1)	—	—	—	—

Net Asset Value, End of Year	$6.02		$11.44	$13.08	$11.67	$11.58

Total Return	(44.56	)%(1)	(1.84)%	16.23%	1.26%	11.82%#

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$87,222		$183,449	$220,152	$223,800	$264,142

Ratio of expenses to average net assets	1.44%		1.33%	1.33%	1.29%	1.28%

Ratio of net investment income to average net assets	2.18%		2.47%	0.71%	0.50%	0.66%

Portfolio turnover rate	129.09%		119.23%	93.45%	68.31%	43.50%

See footnotes on page 41.

Financial Highlights

CLASS B

	Year Ended December 31,
	2008		2007	2006	2005	2004

Per Share Data:

Net Asset Value, Beginning of Year	$11.17		$12.79	$11.43	$11.37	$10.25

Income (Loss) from Investment Operations:

Net investment income (loss)	0.13		0.22	(0.01)	(0.03)	(0.01)

Net realized and unrealized gain (loss) on investments, options written and foreign currency transactions	(5.03)		(0.46)	1.76	0.09	1.13

Total from Investment Operations	(4.90)		(0.24)	1.75	0.06	1.12

Less Distributions:

Dividends from net investment income	(0.12)		(0.22)	—	—	—

Dividends in excess of net investment income	—		(0.01)	—	—	—

Distributions from net realized capital gain	(0.29)		(1.15)	(0.39)	—	—

Total Distributions	(0.41)		(1.38)	(0.39)	—	—

Proceeds from Regulatory Settlement	0.01	(1)	—	—	—	—

Net Asset Value, End of Year	$5.87		$11.17	$12.79	$11.43	$11.37

Total Return	(45.02	)%(1)	(2.54)%	15.38%	0.53%	10.93%#

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$1,280		$3,784	$6,068	$9,049	$13,581

Ratio of expenses to average net assets	2.20%		2.08%	2.08%	2.05%	2.04%

Ratio of net investment income (loss) to average net assets	1.42%		1.72%	(0.04)%	(0.26)%	(0.10)%

Portfolio turnover rate	129.09%		119.23%	93.45%	68.31%	43.50%

See footnotes on page 41.

Financial Highlights

CLASS C

	Year Ended December 31,
	2008		2007	2006	2005	2004

Per Share Data:

Net Asset Value, Beginning of Year	$11.18		$12.80	$11.44	$11.38	$10.26

Income (Loss) from Investment Operations:

Net investment income (loss)	0.12		0.22	(0.01)	(0.03)	(0.01)

Net realized and unrealized gain (loss) on investments, options written and foreign currency transactions	(5.02)		(0.46)	1.76	0.09	1.13

Total from Investment Operations	(4.90)		(0.24)	1.75	0.06	1.12

Less Distributions:

Dividends from net investment income	(0.12)		(0.22)	—	—	—

Dividends in excess of net investment income	—		(0.01)	—	—	—

Distributions from net realized capital gain	(0.29)		(1.15)	(0.39)	—	—

Total Distributions	(0.41)		(1.38)	(0.39)	—	—

Proceeds from Regulatory Settlement	0.01	(1)	—	—	—	—

Net Asset Value, End of Year	$5.88		$11.18	$12.80	$11.44	$11.38

Total Return	(44.98	)%(1)	(2.54)%	15.37%	0.53%	10.92%#

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$6,896		$3,412	$4,381	$4,674	$5,227

Ratio of expenses to average net assets	2.20%		2.08%	2.08%	2.05%	2.04%

Ratio of net investment income (loss) to average net assets	1.42%		1.72%	(0.04)%	(0.26)%	(0.10)%

Portfolio turnover rate	129.09%		119.23%	93.45%	68.31%	43.50%

See footnotes on page 41.

Financial Highlights

CLASS D

	1/1/08
	to		Year Ended December 31,
	5/16/08*		2007	2006	2005	2004

Per Share Data:

Net Asset Value, Beginning of Period	$11.17		$12.79	$11.43	$11.37	$10.25

Income (Loss) from Investment Operations:

Net investment income (loss)	0.07		0.22	(0.01)	(0.03)	(0.01)

Net realized and unrealized gain (loss) on investments, options written and foreign currency transactions	(0.64)		(0.46)	1.76	0.09	1.13

Total from Investment Operations	(0.57)		(0.24)	1.75	0.06	1.12

Less Distributions:

Dividends from net investment income	(0.05)		(0.22)	—	—	—

Dividends in excess of net investment income	—		(0.01)	—	—	—

Distributions from net realized capital gain	—		(1.15)	(0.39)	—	—

Total Distributions	(0.05)		(1.38)	(0.39)	—	—

Net Asset Value, End of Period	$10.55		$11.17	$12.79	$11.43	$11.37

Total Return	(5.09)%		(2.54)%	15.38%	0.53%	10.93%#

Ratios/Supplemental Data:

Net assets, end of period (000s omitted)	—		$11,189	$13,578	$13,704	$16,370

Ratio of expenses to average net assets	2.13	%†	2.08%	2.08%	2.05%	2.04%

Ratio of net investment income (loss) to average net assets	1.79	%†	1.72%	(0.04)%	(0.26)%	(0.10)%

Portfolio turnover rate	129.09	%ø	119.23%	93.45%	68.31%	43.50%

See footnotes on page 41.

Financial Highlights

CLASS I

	Year Ended December 31,
	2008		2007	2006	2005	2004

Per Share Data:

Net Asset Value, Beginning of Year	$11.53		$13.16	$11.71	$11.61	$10.44

Income (Loss) from Investment Operations:

Net investment income	0.25		0.39	0.14	0.10	0.11

Net realized and unrealized gain (loss) on investments, options written and foreign currency transactions	(5.19)		(0.49)	1.81	0.10	1.17

Total from Investment Operations	(4.94)		(0.10)	1.95	0.20	1.28

Less Distributions:

Dividends from net investment income	(0.24)		(0.38)	(0.11)	(0.10)	(0.11)

Distributions from net realized capital gain	(0.29)		(1.15)	(0.39)	—	—

Total Distributions	(0.53)		(1.53)	(0.50)	(0.10)	(0.11)

Proceeds from Regulatory Settlement	0.01	(1)	—	—	—	—

Net Asset Value, End of Year	$6.07		$11.53	$13.16	$11.71	$11.61

Total Return	(44.30	)%(1)	(1.42)%	16.74%	1.69%	12.23%#

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$4,385		$6,818	$5,923	$4,134	$4,005

Ratio of expenses to average net assets	0.90%		0.88%	0.91%	0.93%	0.90%

Ratio of net investment income to average net assets	2.72%		2.92%	1.13%	0.86%	1.04%

Portfolio turnover rate	129.09%		119.23%	93.45%	68.31%	43.50%

See footnotes on page 41.

Financial Highlights

CLASS R

	Year Ended December 31,
	2008		2007	2006	2005	2004

Per Share Data:

Net Asset Value, Beginning of Year	$11.47		$13.09	$11.67	$11.58	$10.42

Income from Investment Operations:

Net investment income	0.18		0.29	0.06	0.03	0.04

Net realized and unrealized gain (loss) on investments, options written and foreign currency transactions	(5.16)		(0.49)	1.80	0.09	1.17

Total from Investment Operations	(4.98)		(0.20)	1.86	0.12	1.21

Less Distributions:

Dividends from net investment income	(0.17)		(0.27)	(0.05)	(0.03)	(0.05)

Distributions from net realized capital gain	(0.29)		(1.15)	(0.39)	—	—

Total Distributions	(0.46)		(1.42)	(0.44)	(0.03)	(0.05)

Proceeds from Regulatory Settlement	0.01	(1)	—	—	—	—

Net Asset Value, End of Year	$6.04		$11.47	$13.09	$11.67	$11.58

Total Return	(44.67	)%(1)	(2.15)%	15.99%	1.01%	11.57%#

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$1,506		$2,133	$600	$385	$321

Ratio of expenses to average net assets	1.70%		1.58%	1.58%	1.55%	1.54%

Ratio of net investment income to average net assets	1.92%		2.22%	0.46%	0.24%	0.40%

Portfolio turnover rate	129.09%		119.23%	93.45%	68.31%	43.50%

†	Annualized.
*	Date of conversion to Class C shares.
ø	Computed at the Fund level for the year ended December 31, 2008.
#	Excluding the effect of certain payments received from the Manager in 2004, total return would have been as follows: Class A 11.79%; Class B 10.90%; Class C 10.89%; Class D 10.90%; Class I 12.20%; and Class R 11.54%.
(1)	In June 2008, the Fund received its portion of the proceeds from a regulatory settlement between an unaffiliated third party and the SEC, which increased the net asset value per share and total return by $0.01 and 0.10%, respectively (Note 10).

See Notes to Financial Statements.

Report of Independent Registered
Public Accounting Firm

The Board of Directors and Stockholders of
Seligman Common Stock Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Seligman Common Stock Fund, Inc. (the “Fund”), including the portfolio of investments, as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not require to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Seligman Common Stock Fund, Inc. as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
February 27, 2009

Matters Relating to the Directors’
Consideration of the Approval of the
Investment Management Services Agreement

Background

On July 7, 2008, RiverSource Investments, LLC (“RiverSource”), a wholly owned subsidiary of Ameriprise Financial, Inc. (“Ameriprise”), entered into a stock purchase agreement with the shareholders of J. & W. Seligman & Co. Incorporated (“Seligman”) under which RiverSource would acquire all of the outstanding capital stock of Seligman (the “Transaction”). The consummation of the Transaction resulted in the automatic termination of the Fund’s management agreement with Seligman (the “Seligman Management Agreement”). In anticipation of the termination of the Seligman Management Agreement, at a meeting held on July 29, 2008, the directors of the Fund then serving unanimously approved an investment management agreement with RiverSource (the “Proposed Advisory Agreement”). At the special meeting of shareholders of the Fund held on November 3, 2008, the shareholders approved the Proposed Advisory Agreement. The Transaction closed on November 7, 2008, and upon the closing, RiverSource became the investment advisor to the Fund.

Board Considerations

Prior to their approval of the Proposed Advisory Agreement, the directors requested and evaluated extensive materials from, and were provided materials and information about the Transaction and matters related to the proposed approval by, Seligman, RiverSource and Ameriprise.

In consultation with experienced counsel, who advised on the legal standards for consideration by the directors, the directors reviewed the Proposed Advisory Agreement with RiverSource. The independent directors also discussed the proposed approval with counsel in private sessions.

At their meetings on June 12, 2008, July 17, 2008 and July 29, 2008, the directors discussed the Transaction with Seligman, and the Transaction and RiverSource’s plans and intentions regarding the Fund with representatives of Ameriprise and RiverSource.

The directors considered all factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and directors may have attributed different weights to the various factors. The directors determined that the selection of RiverSource to advise the Fund, and the overall arrangements between the Fund and RiverSource as provided in the Proposed Advisory Agreement, including the proposed advisory fee and the related administration arrangements between the Fund and Ameriprise, were fair and reasonable in light of the services to be performed, expenses incurred and such other matters as the directors considered relevant. The material factors and conclusions that formed the basis for the directors’ determination included, in addition, the factors discussed in further detail below:

(i)	the reputation, financial strength and resources of RiverSource, and its parent, Ameriprise;

(ii)	the capabilities of RiverSource with respect to compliance and its regulatory histories;

(iii)	an assessment of RiverSource’s compliance system by the Fund’s Chief Compliance Officer;

(iv)	that RiverSource and Ameriprise assured the directors that following the Transaction there will not be any diminution in the nature, quality and extent of services provided to the Fund or its shareholders;

Matters Relating to the Directors’
Consideration of the Approval of the
Investment Management Services Agreement

(v)	that within the past year the directors had performed a full annual review of the Seligman Management Agreement, as required by the Investment Company Act of 1940 (“1940 Act”), for the Fund and had determined that they were satisfied with the nature, extent and quality of services provided thereunder and that the management fee rate for the Fund was satisfactory;

(vi)	the potential benefits to the Fund of the combination of RiverSource and Seligman to the Fund, including: greater resources to attract and retain high quality investment personnel; greater depth and breadth of investment management capabilities, including a new team of portfolio managers for the Fund; a continued high level of service to the Fund; and the potential for realization of economies of scale over time since the Fund will be part of a much larger fund complex;

(vii)	the fact that the Fund’s total advisory and administrative fees would not increase by virtue of the Proposed Advisory Agreement, but would remain the same;

(viii)	that RiverSource, and not the Fund, would bear the costs of obtaining all approvals of the Proposed Advisory Agreement;

(ix)	the qualifications of the personnel of RiverSource and Ameriprise that would provide advisory and administrative services to the Fund;

(x)	the terms and conditions of the Proposed Advisory Agreement, including the directors’ review of differences from the Seligman Management Agreement;

(xi)	that RiverSource and Ameriprise have agreed to refrain from imposing or seeking to impose, for a period of two years after the closing of the Transaction, any “unfair burden” (within the meaning of Section 15(f) of 1940 Act) on the Fund; and

(xii)	that certain members of RiverSource’s management have a significant amount of experience integrating other fund families.

Nature, Extent and Quality of Services Provided

In considering the nature, extent and quality of the services to be provided under the Proposed Advisory Agreement, the directors of the Fund considered, among other things, the expected impact of the Transaction on the operations of the Fund, the information provided by RiverSource with respect to the nature, extent and quality of services to be provided by it, RiverSource’s compliance programs and compliance records, and presentations provided on the quality of RiverSource’s investment research capabilities and the other resources it and Ameriprise have indicated that they would dedicate to performing services for the Fund.

The directors noted the professional experience and qualifications of the new portfolio management team proposed for the Fund and other senior personnel of RiverSource. The directors considered a report by, the Fund’s Chief Compliance Officer, assessing RiverSource’s compliance system, which was followed by a private session with the Fund’s Chief Compliance Officer. They also discussed RiverSource’s compliance system with the Chief Compliance Officer for the funds managed by RiverSource. The directors also considered RiverSource’s presentation on the selection of brokers and dealers for portfolio transactions. As administrative services (provided under the Seligman Management Agreement) would be provided to the Fund by Ameriprise at no additional cost under a new administrative services agreement rather than pursuant to the Proposed Advisory Agreement, the directors considered Ameriprise’s capability to provide such administrative services as well as RiverSource’s and Ameriprise’s roles in

Matters Relating to the Directors’
Consideration of the Approval of the
Investment Management Services Agreement

coordinating the activities of the Fund’s other service providers. The directors noted that Ameriprise intended to continue Seligman’s practice of sub-contracting administrative services provided by Seligman for the Fund to State Street Bank and Trust Company for the foreseeable future. The directors concluded that, overall, they were satisfied with assurances from RiverSource and Ameriprise as to the expected nature, extent and quality of the services to be provided to the Fund under the Proposed Advisory Agreement and the new administrative services agreement.

Costs of Services Provided and Profitability

In considering the costs of services to be provided by RiverSource under the Proposed Advisory Agreement, the directors considered, among other things, the projected pre-tax, pre-distribution expense profitability of RiverSource’s proposed relationship with the Fund and discussed the assumptions of RiverSource and the limitations of the information provided. The directors noted that RiverSource had undertaken to provide profitability information in connection with future contract continuances. The directors also considered RiverSource’s financial condition based on information provided by it.

The directors noted that the proposed fee under the Proposed Advisory Agreement was the same as provided under the Seligman Management Agreement. The directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. In reviewing the projected profitability information, the directors considered the effect of fall-out benefits on RiverSource’s expenses. The directors concluded that they were satisfied that RiverSource’s estimated future profitability from its relationship with the Fund was not excessive.

Fall-Out Benefits

The directors considered that RiverSource would benefit from soft dollar arrangements using portfolio brokerage of the Fund. The directors also noted RiverSource’s representation that none of its affiliated broker-dealers was expected to provide brokerage services to the Fund. The directors reviewed information about RiverSource’s practices with respect to allocating portfolio brokerage for brokerage and research services. The directors also considered that broker-dealer affiliates of RiverSource, including a broker-dealer affiliate of Seligman (which became an affiliate of RiverSource following the closing of the Transaction) will receive 12b-1 fees from the Fund in respect of shares held in certain accounts, and that the Fund’s distributor (which also became a subsidiary of RiverSource following the closing of the Transaction) retains a portion of the 12b-1 fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The directors recognized that RiverSource’s profitability would be somewhat lower without these benefits. The directors noted that RiverSource may derive reputational and other benefits from its association with the Fund.

Investment Results

The directors received and reviewed detailed performance information on the Fund at each regular Board meeting during the year in addition to the information received for the meeting regarding approval of the Proposed Advisory Agreement. The directors noted that a new portfolio manager was being proposed by RiverSource for the Fund. The directors discussed the proposed portfolio management team, its investment strategy and process and historical performance record with representatives of RiverSource. The directors reviewed performance

Matters Relating to the Directors’
Consideration of the Approval of the
Investment Management Services Agreement

information of the Fund covering a wide range of periods, including the first six months of the calendar year, the preceding seven calendar years and annualized one-, three- and five-year rolling periods ending June 30, 2008.

The directors reviewed information showing performance of the Fund compared to the Lipper Large-Cap Core Funds Average and the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500”), as well as performance relative to the other funds in the Lipper Large-Cap Core Funds Average and to a group of competitor funds selected by Seligman. The directors also reviewed annualized performance information for RiverSource Disciplined Equity Fund, which is currently advised by the proposed portfolio manager, for annualized one-, three- and five-years ended June 30, 2008, the past four calendar years, as well as year-to-date information as of July 10, 2008. The directors noted that information for RiverSource Disciplined Equity Fund was not available for all corresponding periods because it did not commence operations until April 2003. The directors noted that the results of RiverSource Disciplined Equity Fund were generally better than that of the Fund for the periods presented and the performance information was helpful in demonstrating the skill of the proposed portfolio management team, although they recognized that the performance of the Fund would differ from that of RiverSource Disciplined Equity Fund since it would use a modified version of such fund’s investment process to comply with the Fund’s strategy as disclosed in its prospectus. The directors noted that RiverSource Disciplined Equity Fund’s calendar year results were above its benchmarks, the S&P 500 Index and Lipper Large Cap Core Funds, in 2005 and 2006, although they trailed the benchmarks in 2007.

The directors recognized that it is not possible to predict what effect, if any, consummation of the Transaction would have on the future performance of the Fund.

Management Fee and Other Expenses

The directors considered the proposed advisory fee rate to be paid by the Fund to RiverSource, which is the same as the management fee rate paid by the Fund under the Seligman Management Agreement. In addition to the materials provided by Seligman, RiverSource provided information regarding the fees for each of the RiverSource funds and managed accounts. The directors noted that the effective advisory fee rate for the RiverSource funds in the same Lipper category as the Fund were lower than the proposed advisory fee rate for the Fund, and that the RiverSource equity fund fee rates are generally subject to adjustments based on investment performance whereas the proposed fee rate for the Fund, consistent with those in the Seligman Management Agreement, do not reflect performance adjustments. The directors recognized that it is difficult to make comparisons of advisory and management fees because there are variations in the services that are included in the fees paid by other funds.

The directors compared the Fund’s proposed advisory fee rate to the rate paid by other funds in its Lipper category (the “peer group”). In considering the proposed advisory fee rate, the directors noted that the management fee rate under the Seligman Management Agreement covers administrative services provided by Seligman, whereas the Proposed Advisory Agreement does not include such services, but that Ameriprise will provide such services to the Fund pursuant to a separate administrative services agreement initially without a fee. The directors further considered that the administrative fees, since they are not included in an advisory agreement, could be increased without stockholder approval, although RiverSource noted that, at that time, it did not have an intention to seek an increase, and that any such administrative fee increase would require board approval. The directors also noted RiverSource’s and

Matters Relating to the Directors’
Consideration of the Approval of the
Investment Management Services Agreement

Ameriprise’s covenants in the Transaction’s stock purchase agreement regarding compliance with Section 15(f) of the 1940 Act.

The directors noted that the management fee rate paid by a registered investment company managed by Seligman that is a “clone” of the Fund is lower than the rate paid by the Fund primarily for historical reasons. Seligman explained that the lower fee rate was largely the result of fee rate increases at the Fund that had not been sought for the “clone” portfolio. This was because, in view of the small size of the clone portfolio and the fact that, at various times, the Fund had been subsidized by Seligman, Seligman had determined not to recommend fee rate increases for the clone portfolio to match those recommended for the Fund.

The directors also reviewed the Fund’s total expense ratio as compared to the fees and expenses of funds within its peer group. In considering the expense ratios of the Fund, the directors noted that the Fund has elected to have shareholder services provided at cost by Seligman Data Corp. (“SDC”). SDC provides services exclusively to the Seligman Group of Funds, and the directors believed that the arrangement with SDC has provided the Fund and its shareholders with a consistently high level of service. The directors noted that RiverSource had previously indicated that no changes to the arrangements with SDC were being proposed at the time by RiverSource.

The directors noted that they had concluded in their most recent continuance considerations regarding the Seligman Management Agreement that the management fee and total expense ratio were at an acceptable level in light of the quality of services provided to the Fund and in comparison to the Fund’s peer group; that the advisory fee would not be increased and would stay the same for the Fund; that the total expense ratio had not changed since that determination; and that RiverSource had represented that the overall expenses for the Fund were not expected to be adversely affected by the Transaction. On that basis, the directors concluded that the total expense ratio and the proposed advisory fee for the Fund anticipated to result from the proposed arrangements with RiverSource was acceptable.

Economies of Scale

The directors noted that the management fee schedule for the Fund contains breakpoints that reduce the fee rate on assets above specified levels. The directors recognized that there is no direct relationship between the economies of scale realized by funds and those realized by their investment advisers as assets increase. The directors do not believe that there is a uniform methodology for establishing breakpoints that give effect to fund-specific economies of scale with respect to services provided by fund advisers. The directors also observed that in the investment company industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply, and that the advisory agreements for many competitor funds do not have breakpoints at all. The directors noted that RiverSource had indicated that no changes to the Fund’s breakpoint arrangements were proposed to be made at the time. Having taken these factors into account, the directors concluded that the Fund’s breakpoint arrangements were acceptable under the Fund’s circumstances. The directors also recognized that the Fund may benefit from certain economies of scale over time from becoming a part of the larger RiverSource fund complex, based on potential future synergies of operations.

Proxy Results

Shareholders of Seligman Common Stock Fund, Inc. voted on two proposals at a Special Meeting of Stockholders held on November 3, 2008. Shareholders voted in favor of each of the proposals. The description of each proposal and number of shares voted are as follows:

Proposal 1
To consider and vote upon the proposed Investment Management Services Agreement with RiverSource Investments, LLC:

For	Against	Abstain

8,963,650.766	400,673.139	305,851.343

Proposal 2
To elect ten directors to the Board:

	For	Withheld

Kathleen Blatz	10,629,944.599	503,263.649

Arne H. Carlson	10,637,834.502	495,423.746

Pamela G. Carlton	10,644,221.021	489,037.227

Patricia M. Flynn	10,649,627.704	483,630.544

Anne P. Jones	10,641,163.306	492,094.942

Jeffrey Laikind	10,639,992.531	493,265.717

Stephen R. Lewis, Jr.	10,647,976.488	485,281.760

Catherine James Paglia	10,653,224.568	480,033.680

Alison Taunton-Rigby	10,654,570.495	487,687.753

William F. Truscott	10,649,864.613	483,393.635

Directors and Officers

Shareholders elect a Board of Directors that oversees the Fund’s operations. In connection with the acquisition of the Fund’s prior investment manager, J. & W. Seligman & Co. Incorporated, by RiverSource Investments, LLC, shareholders of the Fund voted at a Special Meeting of Shareholders held on November 3, 2008 to elect 10 members to the Fund’s Board. Messrs. Maher and Richie served on the Fund’s Board prior to the acquisition and will continue to do so.

Each member of the Board oversees 163 portfolios in the fund complex managed by RiverSource Investments, which includes 59 Seligman Funds and 104 RiverSource Funds. The address of each Director is 901 S. Marquette Ave., Minneapolis, MN 55402.

Independent Directors

Name, (Age), Position(s)
held with Fund	Principal Occupation(s) During Past Five Years, Directorships and Other Information

Kathleen Blatz (54)[1,2,6,7] • Director: From November 7, 2008	Attorney. Formerly, Chief Justice, Minnesota Supreme Court, 1998-2006.

Arne H. Carlson (74)[1,2,3,5,6] • Director: From November 7, 2008	Formerly, Chairman, RiverSource Funds, 1999-2006; Governor of Minnesota.

Pamela G. Carlton (54)[4,6,7] • Director: From November 7, 2008	President, Springboard -- Partners in Cross Cultural Leadership (consulting company).

Patricia M. Flynn (58)[1,3,6] • Director: From November 7, 2008	Trustee Professor of Economics and Management, Bentley College. Formerly, Dean, McCallum Graduate School of Business, Bentley College.

Anne P. Jones (73)[1,2,6,7] • Director: From November 7, 2008	Attorney and Consultant.

Jeffrey Laikind, CFA (73)[4,6,7] • Director: From November 7, 2008	Director, American Progressive Insurance. Formerly, Managing Director, Shikiar Asset Management.

Stephen R. Lewis, Jr. (69)[1,2,3,4,6] • Director and Chairman of the Board: From November 7, 2008	President Emeritus and Professor of Economics, Carleton College; Director, Valmont Industries, Inc. (manufactures irrigation systems).

John F. Maher (64)[4,6,7] • Director: December 2006 to Date	Retired President and Chief Executive Officer, and former Director, Great Western Financial Corporation (bank holding company) and its principal subsidiary, Great Western Bank (a federal savings bank).

See footnotes on page 50.

Directors and Officers

Independent Directors (continued)

Name, (Age), Position(s)
held with Fund	Principal Occupation(s) During Past Five Years, Directorships and Other Information

Catherine James Paglia (56)[2,3,4,5,6] • Director: From November 7, 2008	Director, Enterprise Asset Management, Inc. (private real estate and asset management company).

Leroy C. Richie (66)[3,4,6] • Director: 2000 to Date	Counsel, Lewis & Munday, P.C. (law firm); Director, Vibration Control Technologies, LLC (auto vibration technology); Lead Outside Director, Digital Ally Inc. (digital imaging) and Infinity, Inc. (oil and gas exploration and production); Director and Chairman, Highland Park Michigan Economic Development Corp.; and Chairman, Detroit Public Schools Foundation; Director, OGE Energy Corp. (energy and energy services provider). Formerly, Chairman and Chief Executive Officer, Q Standards Worldwide, Inc. (library of technical standards); Director, Kerr-McGee Corporation (diversified energy and chemical company); Trustee, New York University Law Center Foundation; and Vice Chairman, Detroit Medical Center and Detroit Economic Growth Corp.

Alison Taunton-Rigby (64)[3,4,5,6] • Director: From November 7, 2008	Chief Executive Officer and Director, RiboNovix, Inc. since 2003 (biotechnology); Director, Idera Pharmaceutical, Inc. (biotechnology); Healthways, Inc. (health management programs). Formerly, President, Forester Biotech.

Interested Director*

William F. Truscott (48)*[6] • Director and Vice President: From November 7, 2008	President–US Asset Management and Chief Investment Officer, Ameriprise Financial, Inc. and President, Chairman of the Board, and Chief Investment Officer, RiverSource Investments, LLC; Director, President and Chief Executive Officer, Ameriprise Certificate Company; and Chairman of the Board, Chief Executive Officer, and President, RiverSource Distributors, Inc. Formerly, Senior Vice President–Chief Investment Officer, Ameriprise Financial, Inc.; and Chairman of the Board and Chief Investment Officer, RiverSource Investments, LLC, 2001-2005.

*	Mr. Truscott is considered an “interested person” of the Fund, as defined in the Investment Company Act of 1940, as amended, by virtue of his position with Ameriprise Financial, Inc. and its affiliates.

Member:	1 Board Governance Committee 2 Compliance Committee 3 Contracts Committee 4 Distribution Committee
5 Executive Committee
6 Investment Review Committee
7 Joint Audit Committee

Directors and Officers

Fund Officers

The Board appoints officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is a Director and Vice President of the Fund, the Fund’s other officers are:

Name, (Age), Position(s) held with
Fund, Address	Principal Occupation(s) During Past Five Years

Patrick T. Bannigan (43) • President: From November 7, 2008 • 172 Ameriprise Financial Center Minneapolis, MN 55474	Director and Senior Vice President — Asset Management, Products and Marketing, RiverSource Investments, LLC; Director and Vice President — Asset Management, Products and Marketing, RiverSource Distributors, Inc. Formerly, Managing Director and Global Head of Product, Morgan Stanley Investment Management, 2004-2006; President, Touchstone Investments, 2002-2004.

Michelle M. Keeley (44) • Vice President: From November 7, 2008 • 172 Ameriprise Financial Center Minneapolis, MN 55474	Executive Vice President — Equity and Fixed Income, Ameriprise Financial, Inc. and RiverSource Investments, LLC; Vice President — Investments, Ameriprise Certificate Company. Formerly, Senior Vice President — Fixed Income, Ameriprise Financial, Inc., 2002-2006 and RiverSource Investments, LLC, 2004-2006.

Amy K. Johnson (43) • Vice President: From November 7, 2008• 5228 Ameriprise Financial Center Minneapolis, MN 55474	Vice President — Asset Management and Trust Company Services, RiverSource Investments, LLC. Formerly, Vice President — Operations and Compliance, RiverSource Investments, LLC, 2004-2006; Director of Product Development — Mutual Funds, Ameriprise Financial, Inc., 2001-2004.

Scott R. Plummer (49) • Vice President, General Counsel and Secretary: From November 7, 2008• 5228 Ameriprise Financial Center Minneapolis, MN 55474	Vice President and Chief Counsel — Asset Management, Ameriprise Financial, Inc.; Chief Counsel, RiverSource Distributors, Inc. and Chief Legal Officer and Assistant Secretary, RiverSource Investments, LLC; Vice President, General Counsel, and Secretary, Ameriprise Certificate Company. Formerly, Vice President — Asset Management Compliance, Ameriprise Financial, Inc., 2004-2005; Senior Vice President and Chief Compliance Officer, USBancorp Asset Management, 2002-2004.

Lawrence P. Vogel (52) • Treasurer: 2000 to Date • 100 Park Avenue New York, NY 10017	Treasurer of each of the investment companies of the Seligman Group of Funds since 2000; and Treasurer, Seligman Data Corp. since 2000. Formerly, Senior Vice President, J. & W. Seligman & Co. Incorporated and Vice President of each of the investment companies of the Seligman Group of Funds,
1992-2008.

Eleanor T.M. Hoagland (56)
• Chief Compliance Officer:
2004 to Date
• Money Laundering Prevention Officer and Identity Theft Prevention Officer: From November 7, 2008
• 100 Park Avenue
New York, NY 10017
Chief Compliance Officer, RiverSource Investments, LLC (J. & W. Seligman & Co. Incorporated prior to November 7, 2008), of each of the investment companies of the Seligman Group of Funds since 2004; Money Laundering Prevention Officer and Identity Theft Prevention Officer, RiverSource Investments, LLC for each of the investment companies of the Seligman Group of Funds since November 7, 2008. Formerly, Managing Director, J. & W. Seligman & Co. Incorporated and Vice President of each of the investment companies of the Seligman Group of Funds, 2004-2008.

The Fund’s Statement of Additional Information (SAI) includes additional information about Fund directors and is available, without charge, upon request. You may call toll-free (800) 221-2450 in the US or call collect (212) 682-7600 outside the US to request a copy of the SAI, to request other information about the Fund, or to make shareholder inquiries.

Required Federal Income Tax Information (unaudited)

Dividends paid for the year ended December 31, 2008, other than qualified dividend income, are subject to federal income tax as “ordinary income.” In order to claim the dividends received deduction for these distributions, corporate shareholders must have held their shares for 46 days or more during the 90-day period beginning 45 days before each ex-dividend date. Under the Internal Revenue Code, the dividends paid to corporate shareholders that qualify for the dividends received deduction were as follows:

Dividends Received
Deduction Percent

Class A	72.62%

Class B	100.00

Class C	95.53

Class D	100.00

Class I	62.04

Class R	88.45

For the year ended December 31, 2008, the Fund designates the following as qualified dividends to individual shareholders:

Qualified Dividends
Percent

Class A	72.46%

Class B	100.00

Class C	95.32

Class D	100.00

Class I	61.90

Class R	88.25

In order for an individual to claim dividends received as qualified dividends, individual shareholders must have held their shares for more than 60 days during the 121-day period beginning 60 days before each ex-dividend rate.

Additional Fund Information

Fund Symbols
Class A: SCSFX
Class B: SBCSX
Class C: SCKCX
Class R: SCSRX

Manager
From November 7, 2008
RiverSource Investments, LLC
200 Ameriprise Financial Center
Minneapolis, MN 55474

Until November 6, 2008
J. & W. Seligman & Co.
Incorporated
100 Park Avenue
New York, NY 10017

General Distributor
RiverSource Fund Distributors, Inc.
(formerly Seligman Advisors, Inc.)
100 Park Avenue
New York, NY 10017

Shareholder Service Agent
Seligman Data Corp.
100 Park Avenue
New York, NY 10017

Mail inquiries to:
P.O. Box 9759
Providence, RI 02940-9759

Independent Registered Public Accounting Firm
Deloitte & Touche llp

Important Telephone Numbers

(800) 221-2450	Shareholder Services
(800) 445-1777	Retirement Plan Services

(212) 682-7600	Outside the United States
(800) 622-4597	24-Hour Automated Telephone Access Service

Quarterly Schedule of Investments

A complete schedule of portfolio holdings owned by the Fund will be filed with the SEC for the first and third quarters of each fiscal year on Form N-Q, and will be available to shareholders (i) without charge, upon request, by calling toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US or (ii) on the SEC’s website at www.sec.gov.1 In addition, the Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. Certain of the information contained on the Fund’s Form N-Q is also made available to shareholders on Seligman’s website at www.seligman.com.1

Proxy Voting

A description of the policies and procedures used by the Fund to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 of each year will be available (i) without charge, upon request, by calling toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US and (ii) on the SEC’s website at www.sec.gov.1 Information for each new 12-month period ending June 30 will be available no later than August 31 of that year.

[1]	These website references are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this report or the Fund’s prospectuses or statement of additional information.

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This report is intended only for the information of shareholders or those who have received the offering prospectus covering shares of Capital Stock of Seligman Common Stock Fund, Inc., which contains information about the investment objectives, risks, charges, and expenses of the Fund, each of which should be considered carefully before investing or sending money.

EQCS2 12/08

ITEM 2.	CODE OF ETHICS.

As of December 31, 2008, the registrant has adopted a code of ethics that applies to its principal executive and principal financial officers. The registrant adopted a revised code of ethics on November 13, 2008, which is attached as an exhibit on this Form N-CSR. The new code of ethics is substantially the same as the prior code of ethics.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of directors has determined that independent directors Pamela G. Carlton, Jeffrey Laikind, John F. Maher and Anne P. Jones, each qualify as audit committee financial experts.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) — (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2008	2007
Audit Fees	$45,440	$44,189
Audit-Related Fees	—	—
Tax Fees	2,750	2,650
All Other Fees	—	2,333
Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other fees include the amounts for services related to the assessment of procedures for compliance with anti-money laundering regulations by certain of the registrant’s affiliates.

Aggregate fees billed by the registrant’s principal accountant for the last two fiscal years for non-audit services provided to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registered investment company, where the engagement relates directly to the operations and financial reporting of the registrant, were as follows:

	2008	2007
Audit-Related Fees	$144,330	$141,440
Tax Fees	8,500	9,000
All Other Fees	—	15,000
Audit-related fees include amounts for (i) attestation services for the registrant’s shareholder service agent; (ii) testing of the registrant’s shareholder service agent’s conversion to a new record-keeping system and (iii) performance of certain agreed-upon procedures relating to certain services performed by the registrant’s distributor. Tax fees include amounts related to tax compliance, tax planning, and tax advice for and an evaluation of certain tax reporting procedures of the registrant’s shareholder service agent.

(e) (1) The Audit Committee is required to preapprove audit and non-audit services performed for the registrant by the principal accountant in order to assure that the provision of such services does not impair the principal accountant’s independence. The Audit Committee also is required to preapprove certain non-audit services performed by the registrant’s principal accountant for the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and certain of the adviser’s affiliates that provide services directly related to the operations and financial reporting of the registrant. Unless a type of service to be provided by the principal accountant has received preapproval, it will require specific preapproval by the Audit Committee.

Notwithstanding the foregoing, under certain circumstances, preapproval of non-audit services of a de minimis amount is not required.

(2) No services included in (b) — (d) above were approved pursuant to the waiver provisions of paragraphs (c)(7)(i)(C) or (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $155,580 and $170,423, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, the audit committee considered whether these services were compatible with maintaining the principal accountant’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	INVESTMENTS.

(a) Schedule I — Investments in securities of unaffiliated issuers. Included in item 1 above.

(b) Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Effective November 7, 2008, the duties of the Nominating Committee of the Board of Directors of the registrant have been assumed by the Board Governance Committee of the Board. The Board Governance Committee would recommend to the Board the size, structure and composition of the Board and its committees. This committee would also review candidates for Board membership including candidates recommended by shareholders.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms and that such material information is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b) The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.
(a)(1)	Code of Ethics for Principal Executive and Principal Financial Officers.

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)	Not applicable.

(b)	Certifications of chief executive officer and chief financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SELIGMAN COMMON STOCK FUND, INC.
By:	/S/ PATRICK T. BANNIGAN
Patrick T. Bannigan
President and Chief Executive Officer

Date: March 9, 2009
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ PATRICK T. BANNIGAN
Patrick T. Bannigan
President and Chief Executive Officer

Date: March 9, 2009

By:	/S/ LAWRENCE P. VOGEL
Lawrence P. Vogel
Treasurer and Chief Financial Officer

Date: March 9, 2009

SELIGMAN COMMON STOCK FUND, INC.
EXHIBIT INDEX
(a)(1)	Code of Ethics for Principal Executive and Principal Financial Officers.

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b)	Certification of chief executive officer and chief financial officer as required by Rule 30a-2(b) of the Investment Company Act of 1940.